UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 26, 2006




                            FirstFed Financial Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                1-9566                   95-4087449
        --------                ------                   ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



401 Wilshire Boulevard, Santa Monica, California            90401-1490
------------------------------------------------            ----------
    (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


                           Total number of pages is 4

                         Index to Exhibits is on Page 3

ITEM 7.01.  Regulation FD Disclosure.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of and for the period ended December 31, 2006 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date and period of time, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.


ITEM 9.01.  Financial Statements and Exhibits.

     (d)    Exhibits

     99.1   Monthly Financial Data as of and for the period ended
            December 31, 2006 (Unconsolidated)



                         S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               FIRSTFED FINANCIAL CORP.


Dated: January 26, 2006           By: /s/ Douglas J. Goddard
                                          ------------------
                                          Douglas J. Goddard
                                          Chief Financial Officer

                                INDEX TO EXHIBITS




Exhibit                                                        Page

99.1       Monthly Financial Data as of and for the
              period ended December 31, 2006                     4

                                                         EXHIBIT 99.1

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                                                First Federal Bank of California
                                MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights
                                                            Unaudited
                                                     (Dollars in thousands)

                                          As of, for      As of, for      As of, for      As of, for       As of, for
                                          the month       the month       the month       the 12 months    the 12 months
                                          ended           ended           ended           ended            ended
                                          December 31,    November 30,    December 31,    December 31,     December 31,
                                          2006            2006            2005            2006             2005
                                          -----------     ------------    ------------    -------------    -------------


Cash and investement securities           $   462,940     $    396,674    $    387,209    $     462,940    $     387,209
Total mortgage-backed securities          $    57,197     $     58,931    $     74,254    $      57,197    $      74,254
Total assets                              $ 9,295,587     $  9,481,635    $ 10,455,661    $   9,295,587    $  10,455,661


LOANS:
Total loans, net                          $ 8,517,452     $  8,774,143    $  9,681,133    $   8,517,452    $   9,681,133

Loans
originated/purchased:
  Single family loans                     $    98,592     $    103,657    $    346,792    $   1,929,686    $   4,329,439
  Multi-family loans                            1,700           14,334          18,086          229,332          417,256
  Commercial real estate loans                     --              700              --           11,757           45,001
  Other                                         3,533              229           3,242           34,495           40,342
                                           ----------      -----------     -----------     ------------     ------------
                                          $   103,825     $    118,920    $    368,120    $   2,205,270    $   4,832,038
                                           ==========      ===========     ===========     ============     ============

Percentage of ARMs originated:                    100%             100%            100%             100%             100%

Loan repayments:
  Single family loans                     $   225,657     $    209,963    $    194,056    $   2,365,361    $   1,536,457
  Multi-family and commercial
   real estate loans                           72,250           63,725          31,741          432,246          410,542
  Other                                         2,464           12,408           3,349           51,471           44,009
                                           ----------      -----------     -----------     ------------     ------------
                                          $   300,371     $    286,096    $    229,146    $   2,849,078    $   1,991,008
                                           ==========      ===========     ===========     ============     ============

Loans sold                                $    55,743     $     59,629    $        170    $     481,608    $      12,793

Percentage of portfolio in
  adjustable rate loans                         97.11%           97.06%          96.09%           97.11%           96.09%
Non-performing assets
  to total assets ratio                          0.21%            0.22%           0.05%            0.21%            0.05%


BORROWINGS:
Federal Home Loan Bank Advances           $ 1,490,000     $  1,630,000    $  4,155,500    $   1,490,000    $   4,155,500
Reverse repurchase agreements             $   978,448     $    980,000    $  1,163,684    $     978,448    $   1,163,684


DEPOSITS:
Retail deposits                           $ 2,866,740     $  2,828,101    $  2,600,773    $   2,866,740    $   2,600,773
Wholesale deposits                          3,035,378        3,123,338       1,784,281        3,035,378        1,784,281
                                           ----------      -----------     -----------     ------------     ------------
                                          $ 5,902,118     $  5,951,439    $  4,385,054    $   5,902,118    $   4,385,054
                                           ==========      ===========     ===========     ============     ============

Net increase (decrease)                   $   (49,321)    $      5,659    $    (44,647)   $   1,517,064    $     600,160

AVERAGE INTEREST RATES (CONSOLIDATED):
--------------------------------------
Yield on loans                                   7.99%  (1)       7.83% (1)       6.31% (1)        7.24% (1)        5.54% (1)
Yield on investments                             5.62%  (2)       5.36% (2)       4.53% (2)        5.18% (2)        4.01% (2)
Yield on earning assets                          7.85%            7.71%           6.22%            7.12%            5.46%
Cost of deposits                                 4.53%            4.52%           3.04%            4.07%            2.40%
Cost of borrowings                               5.41%            5.38%           4.16%            4.87%            3.40%
Cost of money                                    4.80%            4.80%           3.65%            4.41%            2.92%
Earnings spread                                  3.05%            2.91%           2.57%            2.71%            2.54%
Effective net spread                             3.42%            3.24%           2.72%            2.97%            2.69%

(1) Reflects the reclassification of prepayment fees and late payment charges to interest income from non-interest income.
(2) Reflects the inclusion of the average balance in FHLB stock and the related dividend income.

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